Exhibit 99.1
                         United States Bankruptcy Court
                              District of Delaware

In re:  Uniroyal Technology Corporation               Case No.  02-12471
        Consolidation                                 Reporting Period:  Jan 03

                           MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit Copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                            Form No.  Document  Explanation
                                                        Attached     Attached
Schedule of Cash Receipts and Disbursements    MOR-1        X
  Bank Reconciliation (or copies of debtor's
    bank reconciliations)                      MOR-1        X
  Copies of bank statements                                 X
  Cash disbursements journals
Statement of Operations                        MOR-2        X
Balance Sheet                                  MOR-3        X
Status of Post Petition Taxes                  MOR-4        X
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during
    reporting period
Summary of Unpaid Post Petition Debts          MOR-4        X
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging   MOR-5        X
Debtor Questionnaire                           MOR-5        X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-------------------------------------          ------------------------
Signature of Debtor                            Date

-------------------------------------          ------------------------
Signature of Joint Debtor                      Date

-------------------------------------          ------------------------
Signature of Authroized Individual*            Date

-------------------------------------          ------------------------
Printed Name of Authorized Individual          Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Uniroyal Technology Corporation Consolidation   Case No.  02-12471
           Debtor
                                                      Reporting Period:  Jan 03

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]


                                      CURRENT MONTH         CUMULATIVE TO DATE
                                   ACTUAL   PROJECTED       ACTUAL    PROJECTED
CASH BEGINNING OF MONTH              417           -          645            -

Receipts
Cash Sales                             -           -            -            -
Accounts Receivable                3,313       2,880       17,569       18,650
Loans and Advances                 1,492           -        7,706            -
Medical                               25           -          103            -
Sale of Assets                     6,341       6,341        6,341        6,341
Other (Attach List)                    -           -            -            -
Transfers (From DIP Accts)        15,627           -       43,899            -

Total Receipts                    26,798       9,221       75,618       24,991

Disbursements
Payroll and Taxes                    895       1,120        7,105        6,908
Inventory Purchases                1,817       1,616        8,555        8,797
Medical                               75         197          789        1,069
Sales, Use & Other Taxes               1           -            2            -
Secured/Rental/Leases                 96          98          458          457
Utilities                            207         154          649          906
Insurance                            207         123          957          996
Repairs & Maintenance                 39          12           73           82
Outside Services                     273         164          843          852
Administrative                        24          84          350          349
Selling                               41          64          250          422
Other (Attach List)                   30          70          316          763

Change in Other                     (164)          -         (432)           -
Transfers (To DIP Accts)          22,876           -       55,550            -

Professional Fees                      -           -            -            -
US Trustee Quarterly Fees              -           -            -            -
Court Costs                            -           -            -            -

Total Disbursements               26,417       3,702       75,465       21,601

Net Cash Flow                        381       5,519          153        3,390

CASH END OF MONTH                    798                      798

              THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                   $26,417
  Less: Transfers to Debtor in Possession Accounts                    $22,876
  Plus: Estate disbursements made by outside sources
   (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES       $ 3,541

In         Consolidated                         Case No.
re____________________________
  Debtor
                                                Reporting Period:      Jan 2003

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
                                                                  Cumulative
REVENUES                                           Month        Filing to Date
Gross Revenues                                     2,874           17,370
Less: Returns and allowances                         (48)              62
Net Revenue                                        2,922           17,308

COST OF GOODS SOLD
Beginning Inventory                                    -                -
Add: Purchases                                         -                -
Add: Cost of Labor                                     -                -
Add: Other Costs (attach schedule)                 2,849           14,590
Less: Ending Inventory                                 -                -
Cost of Goods Sold                                 2,849           14,590
Gross Profit                                          73            2,718

OPERATING EXPENSES
Marketing                                             25              133
Bad Debts                                              -                -
Contributions                                          -               45
Employee Training & Relocation                         -               15
Insider Compensation*                                  -                -
Insurance                                             82              512
Corporate Services                                     -                -
Office Expense                                         7               51
Repairs and Maintenance                                3               23
Rent and Lease Expense                                13              221
Salaries/Commissions/Fees                            429            2,184
Supplies                                              (6)              17
Outside Services                                      55              338
Taxes - Real Estate & Property                         9               62
Taxes - Other                                          -              (11)
Travel and Entertainment                              29              209
Utilities                                             27              146
Other (attach schedule)                               11               90
Total Operating Expenses Before Depreciation         684            4,035

Depreciation/Depletion/Amortization                  738            4,611
Net Profit (Loss) Before Other Income & Expenses  (1,349)          (5,928)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                     3,907            5,046
Interest Expense                                     100              476
Other Expense (attach schedule)                      187            2,562
Net Profit (Loss) Before Reorganization Items      2,271           (3,920)

REORGANIZATION ITEMS
Professional Fees                                      -                -
U.S. Trustee Quarterly Fees                            -                -
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)                  -                -
Gain (Loss) from Sale of Equipment                     -                -
Other Reorganization Expenses (attach schedule)      826            2,165
Total Reorganization Expenses                        826            2,165

Income Taxes                                         (29)            (157)
Net Profit (Loss)                                  1,474           (5,928)

In Re: Consolidated                                  Case No.
  Debtor
                                                     Reporting Period: Jan 03

                             STATEMENT OF OPERATIONS
                              (Continuation Sheet)

                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                      Month        Filing to Date

Other Costs
Variable Cost Of Goods Sold                        1,798            9,485
Direct Manufacturing Period                          891            4,195
R & D                                                160              910

Total                                              2,849           14,590

Other Operational Expenses
Bank & Loan Charges                                    8               74
Royalty Expense                                        1                4
Discounts Lost                                         1                3
Rounding                                               1                9

Total                                                 11               90

Other Income
Administration Fees                                   24              123
Medical Expense Clearing                              77            1,115
Gain On Fixed Assets                                   1                7
Gain On Sale Of Sterling Semiconductor, Inc        3,803            3,803
Misc Income                                            2               (2)

Total                                              3,907            5,046

Other Expenses
Idle Facility Cost                                    86              523
Loss On Fixed Assets                                   -            1,172
Retiree Medical                                       24               95
Medical Expense Clearing                              77              784
Misc Expense                                           -              (12)

Total                                                187            2,562

Other Reoganization Expenses
Legal                                                470            1,159
Financial Advisors                                    98              306
Auditors & Admin                                      59              103
Public Relations                                       -              (12)
Committees Fees                                      196              602
Other                                                  3                7

Total                                                826            2,165

In re: Consolidated                                    Case No.
  Debtor
                                                       Reporting Period: Jan 03

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

      ASSETS                                      Book Value at     Book Value
                                                  End of Current    on Petition
                                                  Reporting Month       Date
CURRENT ASSETS
Unrestricted Cash and Equivalents                       798             645
Restricted Cash and Cash Equivalents (see
  continuation sheet)                                     -               -
Accounts Receivable, Net                              5,053           4,880
Notes Receivable                                          -               -
Inventories                                          10,568          10,130
Prepaid Expenses                                      1,598           1,725
Professional Retainers                                    -               -
Other Current Assets (attach schedule)                  645             395
TOTAL CURRENT ASSETS                                 18,662          17,775

PROPERTY AND EQUIPMENT
Real property and Improvements                        5,622           5,622
Machinery and Equipment                              56,340          66,984
Furniture, Fixtures and Office Equipment              5,334           6,082
Leasehold Improvements                               10,515          13,778
Vehicles                                                 13              13
Constrution In Process                                  986           1,802
Less: Accumulated Depreciation                       34,543          36,065
TOTAL PROPERTY AND EQUIPMENT                         44,267          58,216

OTHER ASSETS
Loans to Insiders*                                        -               -
Other Assets (attach schedule)                       17,501          17,473

TOTAL ASSETS                                         80,430          93,464

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                      4,555           2,756
Taxes Payable (Refer to FORM MOR-4)                   1,151           1,108
Wages Payable                                         2,030           1,870
Debt - Secured                                        2,354           6,643
Accrued Benefits & Withholdings                         962           1,238
Retiree Medical                                       6,000           5,704
Professional Fees                                     1,673               5
Amounts Due to Insiders*                                  -               -
InterCompany                                              -               -
Other Postpetition Liabilities (attach schedule)        997           1,414
TOTAL POSTPETITION LIABILITIES                       19,722          20,738

LIABILITIES SUBJECT TO COMPROMISE
Secured Debt                                              -               -
Priority Debt                                             -               -
Unsecured Debt                                       57,140          63,249
TOTAL PREPETITION LIABILITIES                        57,140          63,249

TOTAL LIABILITIES                                    76,862          83,987

SHAREHOLDERS' EQUITY
Capital Stock                                           327             327
Additional Paid-in-Capital                          112,291         112,291
Partners' Capital Account                                 -               -
Owner's Equity Account                                    -               -
Retained Earnings - Pre-petition                    (65,787)        (65,787)
Retained Earnings - Post-petition                    (5,909)              -
Adjustments to Shareholders' Equity (attach
  schedule)                                         (37,354)        (37,354)
Postpetition Contributions (Distributions)/
  (Draws) (attach schedule)                               -               -
Net Shareholders' Equity                              3,568           9,477

Total Liabilities and Shareholders' Equity           80,430          93,464

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re:  Consolidated                                   Case No.
  Debtor
                                                       Reporting Period: Jan 03

                                  BALANCE SHEET
                               Continuation Sheet

                                                  Book Value at     Book Value
                                                  End of Curent     on Petition
  ASSETS                                          Reporting Month       Date

Other Current Assets
Other Current Receivables                               645             395
Securities Owned                                          -               -
Current Deferred Tax Asset                                -               -
Other Current Assets                                      -               -

Total                                                   645             395

Other Assets
Investment In Affiliates                                  -               -
L/T Receivables                                           -               -
L/T Investments                                       1,016           1,010
Patents / Trademarks / Goodwill                      14,313          14,392
Loan Costs                                              357               1
L/T Deferred Tax Asset                                    -               -
Other L/T Assets                                      1,815           2,070

Total                                                17,501          17,473

                                                  Book Value at     Book Value
                                                  End of Curent     on Petition
  LIABILITIES AND SHAREHOLDERS' EQUITY            Reporting Month       Date

Other Postpetition Liabilities
Accrued Interest                                         47              26
Accrued EPA                                               -               -
Accrued Repl. & Adj.                                      -               -
Accrued Other Expenses                                  368             196
Accrued Longevity                                       284             289
Other Liabilities                                       298             903

Total                                                   997           1,414

Adjustments to Shareholders' Equity
Treasury Stock                                      (37,354)        (37,354)

Postpetition Contribution (Distributions)/(Draws)


Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Consolidated                                     Case No.
  Debtor
                                                       Reporting Period: Jan 03

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                     Beginning     Amount                                      Ending
                                        Tax     Withheld or    Amount      Date    Check No.    Tax
                                     Liability    Accrued       Paid       Paid     or EFT   Liability
Federal
Withholding                              -            -          -                               -
FICA-Employee                            -            -          -                               -
FICA-Employer                            -            -          -                               -
Unemployment                             -            -          -                               -
Income                                 265          (30)         -                             235
Other                                    -            -          -                               -
  Total Federal Taxes                  265          (30)         -                             235
State and Local
Withholding                              -            -          -                               -
Sales                                    4            -          -                               4
Franchise                               12            5          -                              17
Income                                 (10)           -          1                             (11)
Real Property                            -            -          -                               -
Personal Property                      858           55          7                             906
Other                                    -            -          -                               -
  Total State and Local                864           60          8                             916
Total Taxes                          1,129           30          8                           1,151

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                                    Number of Days Past Due
                                                Current        0-30      31-60      61-90   Over 90      Total
Accounts payable                                 2,046          114        299        423       (26)     2,856
Wages payable                                        -            -          -          -         -          -
Taxes payable                                        -            -          -          -         -          -
Rent/Leases-Building                                 -            -          -          -         -          -
Rent/Leases-Equipment                                -            -          -          -         -          -
Secured Debt/Adequate Protection Payments            -            -          -          -         -          -
Professional Fees                                    -            -          -          -         -          -
Amounts Due to Insiders*                             -            -          -          -         -          -
Other A/P Clearings                                276            -          -          -         -        276
Other                                            1,423            -          -          -         -      1,423
Total Postpetition Accounts Payable              3,745          114        299        423       (26)     4,555

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In Re: Consolidated                                    Case No.
  Debtor
                                                       Reporting Period: Jan 03

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

        Accounts Receivable Reconciliation                            Amount
Total Accounts Receivable at the beginning of the reporting period     5,965
+ Amounts billed during the period.                                    3,104
-Amounts collected during the period.                                  3,413
Total Accounts Receivable at the end of the reporting period           5,656


       Accounts Receivable Aging                                      Amount
0-30 days old                                                          3,962
31-60 days old                                                         1,069
61-90 days old                                                            38
91+ days old                                                             587
Total Accounts Receivable                                              5,656
Allowance                                                                323
Other                                                                   -280
Accounts Receivable (Net)                                              5,053


          DEBTOR QUESTIONNAIRE

      Must be completed each month                             Yes           No

1. Have any assets been sold or transferred outside the
   normal course of business this reporting period? If
   yes, provide an explanation below.                          Yes

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                             No

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                       Yes

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect? If no, provide
   an explanation below.                                      Yes


Sterling Semiconductor, Inc. was sold to Dow Corning Enterprizes on January 23, 2003.